UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________

                   Date of Report
                   (Date of earliest
                   event reported):    April 15, 2005


                          Journal Communications, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Wisconsin                          1-31805                    20-0020198
---------------                  ----------------            -------------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          -----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                         -------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.        Results of Operations and Financial Condition.
---------         ----------------------------------------------

     On April 15, Journal Communications, Inc. issued a press release announcing financial results for its first quarter ended March 27, 2005. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

     The press release furnished as Exhibit 99 to this Current Report on Form 8-K contains a discussion of the Company's EBITDA (which the Company defines as net earnings plus total other income and expense, provision for income taxes, gain/loss from discontinued operations, net, cumulative effect of accounting change, net, depreciation and amortization). The Company believes that EBITDA is relevant and useful because it helps improve investors' ability to understand the Company's operating performance and makes it easier to compare the Company's results with other companies that have different financing and capital structures or tax rates. The Company's management uses EBITDA, among other things, to evaluate the Company's operating performance, to value prospective acquisitions and as incentive compensation performance targets for certain management personnel. The Company's lenders use EBITDA as one of the measures of the Company's ability to service its debt. EBITDA is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States. EBITDA should not be considered in isolation of, or as a substitute for, net earnings as an indicator of operating performance or cash flows from operating activities as a measure of liquidity. EBITDA, as the Company calculates it, may not be comparable to EBITDA measures reported by other companies. In addition, EBITDA does not represent funds available for discretionary use. A reconciliation of EBITDA to net earnings is included in the exhibits to the press release furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.
----------        ---------------------------------

                  (a)     Not applicable.

                  (b)     Not applicable.

                  (c) Exhibits. The following exhibits are being furnished herewith:

                          (99) Press release of Journal Communications, Inc., dated April 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JOURNAL COMMUNICATIONS, INC.



Date:  April 15, 2005                           By: /s/ Paul M. Bonaiuto
                                                    --------------------
                                                    Paul M. Bonaiuto
                                                    Executive Vice President and
                                                     Chief Financial Officer

                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated April 15, 2005


Exhibit No.
----------

(99)        Press release of Journal Communications, Inc., dated April 15, 2005.